UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 15, 2007
THE LAMSON & SESSIONS CO.
(Exact Name of Registrant as Specified in Charter)

Ohio	001-00313	34-0349210
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

25701 Science Park Dr.
Cleveland, Ohio		44122-7313
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 768-7400
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.03 Material Modification to Rights of Security Holders
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 2.1
Exhibit 4.1
Exhibit 99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On August 15, 2007, The Lamson & Sessions Co., an Ohio corporation (“Lamson”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Thomas & Betts Corporation, a Tennessee corporation (“Parent”), and T&B Acquisition II Corp., an Ohio corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Lamson will merge with and into Merger Sub (the “Merger”), with Lamson continuing as the surviving corporation (“Surviving Corporation”) and a direct wholly owned subsidiary of Parent.
     At the effective time and as a result of the Merger, each share of Lamson common stock will be converted into the right to receive $27.00 in cash payable by Parent, plus a special dividend per share of $0.30 conditioned on, and payable promptly follow, closing, for a total cash consideration of $27.30. The closing price of Lamson common stock on August 15, 2007, the latest trading day prior to announcement of the Merger Agreement, was $19.64.
     Lamson has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct its businesses in the ordinary course between the execution of the Merger Agreement and the consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period. In addition, Lamson made certain additional customary covenants, including, among others, covenants, subject to certain exceptions, (A) to cause a shareholder meeting to be held to consider adopting the Merger Agreement, (B) for its Board of Directors to recommend adoption by Lamson’s shareholders of the Merger Agreement and the transactions contemplated by the Merger Agreement, (C) not to solicit proposals relating to alternative business combination transactions and (D) not to enter into discussions concerning or provide confidential information in connection with alternative business combination transactions.
     Consummation of the Merger is subject to customary conditions, including, among others, (i) approval of Lamson’s shareholders, (ii) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, (iii) absence of any order or injunction prohibiting the consummation of the Merger and (iv) subject to certain exceptions, the accuracy of representations and warranties with respect to Lamson’s business and compliance by Lamson with its covenants contained in the Merger Agreement.
     The Merger Agreement contains certain termination rights for both Lamson and Parent, and further provides that, upon termination of the Merger Agreement under specified circumstances, (i) Lamson may be required to pay Parent a termination fee of $15 million and (ii) Parent may be required to pay Lamson a termination fee of $4 million.
     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto, and is incorporated into this report by this reference.

Item 3.03 Material Modification to Rights of Security Holders
     On August 15, 2007, in connection with entering into the Merger Agreement, Lamson’s Board of Directors approved an amendment (the “Amendment”) to the Rights Agreement, dated as of September 8, 1998, as amended by Amendment No. 1, dated as of May 5, 2005 (the “Rights Agreement”), by and between the Company and National City Bank, as rights agent. The Amendment exempts Parent and Merger Sub from application of the Rights Agreement and provides that any person may own up to 15% of the Company’s outstanding common shares before any Triggering Event (as defined in the Rights Agreement) will be deemed to occur.
     The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 4.1 hereto, and is incorporated into this report by this reference. Copies of the Rights Agreement and the Amendment are available free of charge from the Company.
* * *
Forward-Looking Statements
     This document contains forward-looking statements, which involve a number of risks and uncertainties. Lamson cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Lamson shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; and disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers. Additional factors that may affect future results are contained in Lamson’s and Parent’s filings with the SEC, which are available at the SEC’s web site, http://www.sec.gov. Lamson disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.
Additional Information
     In connection with the proposed transaction, Lamson will file a proxy statement with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the proxy statement, as well as other filings containing information about Lamson, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the proxy statement and other filings made by Lamson with the SEC can also be obtained, free of charge, by directing a request to The Lamson & Sessions Co., 25701 Science Park Dr., Cleveland, Ohio 44122-7313, Attention: Corporate Secretary.

Participants in the Solicitation
     The directors and executive officers of Lamson and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Lamson’s directors and executive officers is available in its Form 10-K/A filed with the SEC on April 30, 2007. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated August 15, 2007, by and among Parent, Lamson and Merger Sub.

4.1	Amendment No. 2, dated as of August 15, 2007, to the Rights Agreement, dated as of September 8, 1998, between the Company and National City Bank, as rights agent, as amended by Amendment No. 1, dated as of May 5, 2005.

99.1	Press release issued by Lamson dated August 15, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LAMSON & SESSIONS CO.
/s/ James J. Abel
By:	James Abel
Executive Vice President and Chief Financial Officer

Date: August 15, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated August 15, 2007, by and among Parent, Lamson and Merger Sub (the registrant will furnish supplementally a copy of the schedules to the Commission upon request)

4.1	Amendment No. 2, dated as of August 15, 2007, to the Rights Agreement, dated as of September 8, 1998, between the Company and National City Bank, as rights agent, as amended by Amendment No. 1, dated as of May 5, 2005 incorporated herein by reference from Exhibit 4.1 to the Company’s Registration Statement on Form 8-A/A filed on August 16, 2007.

99.1	Press release issued by Lamson, dated August 15, 2007.